Supplement dated December 2, 2013
to the Prospectus, as supplemented, of the following fund:
Fund	Prospectus Dated
Columbia Funds Variable Series Trust II
Columbia Variable Portfolio - International Opportunity Fund	5/01/2013
Effective December 2, 2013, the following changes are made to the Fund’s prospectus:
The list of portfolio managers under the caption “Fund Management” in the "Summary of VP - International Opportunity Fund" section is hereby superseded and replaced with the following information:

Portfolio Manager	Title	Role with Fund	Managed Fund Since
William Davies	Head of Global Equities and Deputy Head of Equities of Threadneedle	Portfolio Manager	June 2013
Simon Haines, CFA	Fund Manager	Deputy Portfolio Manager	December 2013
The rest of the section remains the same.
The portfolio manager information under the caption “Portfolio Management” for Columbia VP – International Opportunity Fund in the “More Information About the Funds” section is hereby superseded and replaced with the following information:

Portfolio Manager	Title	Role with Fund	Managed Fund Since
William Davies	Head of Global Equities and Deputy Head of Equities of Threadneedle	Portfolio Manager	June 2013
Simon Haines, CFA	Fund Manager	Deputy Portfolio Manager	December 2013
Mr. Davies joined Threadneedle in 1994. Prior to assuming his current roles, Mr. Davies was Head of European Equities. Prior to joining Threadneedle, Mr. Davies worked for Eagle Star Investments and Hambros Bank. At Hambros Bank Mr. Davies was a European Investment Manager and led the European Equity team. Mr. Davies began his investment career in 1984 and earned a B.A (Hons) in Economics from Exter University.
Mr. Haines, CFA joined Threadneedle in 1999 as a trainee UK fund manager, progressing to fund manager effective January 2005. Mr. Haines began his investment career in 1999 and earned a degree from Oxford University.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
S-6466-217 A (12/13)